                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Post-Effective Amend ment No. 1 to the Registration Statement (Form S-3 No. 333-46707) of Health Management Associates, Inc. and in the related Prospectus of our report dated October 23, 1998, with respect to the consolidated financial statements and schedule of Health management Associates, Inc. included in the annual Report (Form 10-K) for the year ended September 30, 1998.


                                                             ERNST & YOUNG LLP

Atlanta, Georgia
December 18, 1998



                                      55